                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 File Numbers 33-68320, 33-68318, 33-68316, 33-69688, 33-92832, and 33-92834.





                                                ARTHUR ANDERSEN LLP

Dallas, Texas
March 24, 1997